UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2010 (April 30, 2010)
KING PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-15875	54-1684963
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

501 Fifth Street, Bristol, Tennessee	37620
(Address of principal executive offices)	(Zip Code)
(423) 989-8000
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On January 15, 2010, King Pharmaceuticals, Inc. (the “Company”) announced that it was conducting a review of the potential value of its Alpharma Animal Health business in the context of the Company’s overall strategic position and objectives. The Company has completed this process and has determined not to alter its current structure.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KING PHARMACEUTICALS, INC.

By:	/s/ Joseph Squicciarino

Name: Joseph Squicciarino
Title: Chief Financial Officer
Date: April 30, 2010

3